July 1, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated July 1, 2010, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Advisor Class
FPRTX	FPRIX	Pending

Franklin Tax-Free Trust	SUMMARY PROSPECTUS
Franklin Double Tax-Free Income Fund

Investment Goal

To provide investors with as high a level of income exempt from federal income taxes and from state personal income taxes, as is consistent with prudent investment management and the preservation of shareholders’ capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 90 in the Fund's Prospectus and under “Buying and Selling Shares” on page 30 of the Fund’s statement of additional information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None	1.00%	None

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Advisor Class[1]
Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	0.10%	0.65%	None
Other expenses	0.09%	0.09%	0.09%
Total annual Fund operating expenses	0.69%	1.24%	0.59%

1. The Fund began offering Advisor Class shares on July 15, 2009. Total annual Fund operating expenses are annualized.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 492	$ 636	$ 793	$ 1,247
Class C	$ 226	$ 393	$ 681	$ 1,500
Advisor Class	$ 60	$ 189	$ 329	$ 738
If you do not sell your shares:
Class C	$ 126	$ 393	$ 681	$ 1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities whose interest is free from federal income taxes, including the federal alternative minimum tax. In addition, the Fund normally invests at least 80% of its net assets in securities whose interest is free from state personal income taxes. Although the Fund tries to invest all of its assets in tax-free securities, it is possible that up to 20% of the Fund's net assets may be in securities that pay interest that may be subject to the federal alternative minimum tax and, although not anticipated, in securities that pay taxable interest. The Fund is a non-diversified fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund focuses on the municipal securities of U.S. territories and currently primarily invests in Puerto Rican municipal securities.

The Fund only buys municipal securities rated at the time of purchase in the top four ratings by one or more U.S. nationally recognized rating services (or comparable unrated securities).

Although the manager will search for investments across a large number of municipal securities that finance difference types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments and typically uses a buy and hold strategy. This means it generally holds securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although the manager may sell a security at any time if it believes it could help the Fund meet its goal.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also true: debt security prices generally rise when interest rates fall. Securities with longer maturities are more sensitive to these interest rate changes.

Credit   An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

A change in the credit rating of any one or more of the municipal bond insurers that insure securities in the Fund’s portfolio may affect the value of the securities they insure, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Puerto Rico and U.S. Territories   Because the Fund focuses on the municipal securities of U.S. territories, and currently invests primarily in Puerto Rican municipal securities, events in Puerto Rico are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico's municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where the Fund is invested may affect the Fund's investments and its performance.

Sectors   To the extent that the Fund focuses on particular sectors of the market from time to time, the Fund may carry greater risks of adverse developments in such sectors than a fund that invests in a wider variety of sectors.

Tax-Exempt Securities   While the Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified as taxable by the Internal Revenue Service, or a state tax authority, and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possible retroactively, subjecting you to increased tax liability.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

Prepayment   Some debt securities may be prepaid, in whole or in part, before maturity. Any principal prepaid may have to be reinvested by the Fund in a lower yielding debt security.

Non-Diversification   Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting similar issuers or investments, which may result in greater fluctuation in the value of the Fund’s shares.

Management   The Fund is an actively managed investment portfolio. The Fund’s investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Market   The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, as a result of market activity or the results of supply and demand.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q3'09	10.06%
Worst Quarter:	Q4'08	-8.28%
As of March 31, 2010, the Fund's year-to-date return was 2.90% for Class A.

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2009
	1 Year	5 Years	10 Years
Double Tax-Free Income Fund - Class A
Return Before Taxes	17.83%	2.58%	4.57%
Return After Taxes on Distributions	17.83%	2.58%	4.56%
Return After Taxes on Distributions and Sale of Fund Shares	13.37%	2.81%	4.58%
Double Tax-Free Income Fund - Class C	21.42%	2.92%	4.46%
Double Tax-Free Income Fund - Advisor Class	23.22%	3.51%	5.04%
Barclays Capital Municipal Bond Index (index reflects no deduction for fees, expenses or taxes)	12.91%	4.32%	5.75%

Historical performance for Advisor Class shares prior to its inception is based on the performance of Class A shares. Advisor Class performance has been adjusted to reflect differences in sales charges between classes.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

CARRIE HIGGINS   Vice President of Advisers and portfolio manager of the Fund since 1992.

STELLA S. WONG   Vice President of Advisers and portfolio manager of the Fund since 1986.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at www.franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. The minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan).

Taxes

The Fund's distributions are primarily exempt from regular federal income tax. A portion of these distributions, however, may be subject to federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Double Tax-Free Income Fund

Investment Company Act file #811-04149
123 PSUM 07/10	00070425